                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):         May 4, 2005

                           Competitive Companies, Inc.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           Nevada                        333-76630            65-1146821
(STATE OR OTHER JURISDICTION           (COMMISSION          (IRS EMPLOYER
      OF INCORPORATION)                FILE NUMBER)       IDENTIFICATION NO.)

           3751 Merced Drive, Suite A Riverside, CA                92503
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)              (ZIP CODE)

Registrant's telephone number, including area code:        951.687.6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

                                       1

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT AND
ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

THIS CURRENT REPORT ON FORM 8-K CONTAINS STATEMENTS REGARDING THE COMPANY'S
INTENTION, BELIEFS, EXPECTATIONS, OR PREDICTIONS, WHICH CONSTITUTE
FORWARD-LOOKING STATEMENTS. FORWARD-LOOKING STATEMENTS AND STATEMENTS OF
EXPECTATIONS, PLANS AND INTENT ARE SUBJECT TO A NUMBER OF RISKS AND
UNCERTAINTIES. ACTUAL RESULTS IN THE FUTURE COULD DIFFER MATERIALLY FROM THOSE
DESCRIBED IN THE FORWARD-LOOKING STATEMENTS, AS A RESULT, AMONG OTHER THINGS, OF
CHANGES IN TELEPNONE AND WIRELESS COMUNICATIONS TECHNOLOGY, CUSTOMER EQUIREMENTS
AND NEEDS. WE UNDERTAKE NO OBLIGATION TO RELEASE PUBLICLY THE RESULTS OF ANY
REVISIONS TO THESE FORWARD-LOOKING STATEMENTS THAT MAY BE MADE TO REFLECT ANY
FUTURE EVENTS OR CIRCUMSTANCES.

Effective Wednesday, May 4, 2005, Competitive Companies, Inc., a Nevada
corporation ("CCI") completed its acquisition of C A Networks, Inc., a Wyoming corporation ("CAN"), through the merger of CAN, with and into CCI Acquisition
Corp. ("CAC"), a Nevada corporation and a wholly-owned subsidiary of CCI, pursuant to a Merger Agreement and Plan of Reorganization (the "Agreement")
dated May 4, 2005, by and among CCI, CAN, CAC, and the stockholders of CAN.
Immediately following the effective time of the merger, CCI retained its name.

For federal income tax purposes, it is intended by the parties that the Merger shall qualify as a reorganization within the meaning of Sections 368(a)(l)(A)
and (a)(2)(D) of the Internal Revenue Code of 1986, as amended (the "Code"), and that the Merger Agreement shall constitute a "Plan of Reorganization" for purposes of Section 368 of the Code.

On the closing date of the merger, 40,559,999 shares of CCI's restricted common stock was delivered to the shareholders of CAN in exchange for and as full consideration for 40,559,999 shares of CAN common stock. The 40,559,999 shares were issued to the CAN shareholders on a pro rata basis, that is, each 1 share of CAN Common Stock was exchanged for 1 share of CCI restricted Common Stock.

Post-merger, there are a total of 46,472,060 shares of Common Stock issued and outstanding, together with 1,495,436 shares of Class B Preferred Stock and
1,000,000 shares of Class C Preferred Stock issued and outstanding. Concurrent with the merger, Judy Kline was paid $40,000.00 as full consideration for surrender and cancellation of the 4,000,000 shares of Class A Preferred Stock held by her. Post-merger, there are no Class A Preferred Shares issued or outstanding.

As soon as practicable after the closing date, and within sixty (60) days thereafter, CCI shall, at its sole expense, including all legal and accounting fees, file and prosecute through to S.E.C. "effective date" a Form SB-2 with the
S.E.C. to register the shares of restricted Common Stock issued to the CAN shareholders in connection with this transaction who own less than 5% of the total outstanding shares of CCI, post-merger. The holders of such shares shall cooperate fully in the preparation and prosecution of said Form SB-2.

                                       2

The terms of the merger are contained in the Agreement, which will be filed with the Securities and Exchange Commission as Exhibit 10.1. The description of the
Agreement is qualified in its entirety by reference to the copy of the Agreement filed as an Exhibit, which is incorporated by reference herein.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On May 4, 2005, Judy Kline and D.K. Kline resigned their respective positions as officers and directors of CCI. David Hewitt, a Director pre-merger, will remain as a Director. Russell Preston was appointed as President, C.E.O. and Director of CCI. Henri Hornby was appointed as Chief Financial Officer, Treasurer,
Secretary and a Director of CCI. Jerald Woods was appointed as Chief Information
Officer and a Director of CCI.

In 1999, Russ Preston began developing a competitive local exchange carrier
(CLEC) operation for a company based in Riverside, California. As part of his duties, he negotiated resale and UNE-P contracts with SBC, Verizon, BellSouth, and Qwest; negotiated wholesale long distance agreements with Qwest and other long distance providers; reached contractual private-label agreements with several providers of wireless Internet, wired DSL, and broadband services, as well as for wholesale, private-label cellular services, digital key system and switch equipment for businesses that would allow the bundled sale of local and long distance telephone service, high speed Internet service, cellular service and business telephone systems. Mr. Preston has served in the capacity of CEO,
President, COO and Senior Vice President of Sales and Marketing for companies in the Telecommunications industry as well as credit management and credit analyst in the Banking industry.

In his 26 years in the telecommunications industry, his senior management experience encompasses a wide range of activities, including development of domestic and long distance resale programs, the development of international private-line circuits and the oversight of startup operations . He has an extensive knowledge of switching and network engineering and effective sales and marketing operations, and maintains professional relationships with others of similar experience in the industry.

Henri R. Hornby has been the Secretary, Treasurer, C.F.O., Chairman and Director of C A Networks, Inc., since inception. From 1995 through 2004, he served as
Chairman and President of Adven, Inc., a publicly-traded company (OTCBB) engaged in the environmental clean-up business through early 2004, when it commenced acquisition of properties in the mining sector and changed its name to West
Africa Gold. Mr. Hornby will devote approximately 8 hours per week (20% 0f his time) to the business of the company.

JERALD L. WOODS, has been the VICE PRESIDENT AND Director of C A Networks, Inc., since inception. From 1988 to 1994, he was Chairman and Director of American
Digital Communications, Inc., a private company engaged in the 220 mgz telephone business. From 1994 through 2000, he was an officer and director of American
Privacy Management, Inc., a private company engaged in the computer encryption business. From 2000 to present, he has served as a consultant in the telecommunications industry for Competitive Communications, Inc. He will devote
40 hours a week (or 100% of his time) to the business of the company.

CCI retained all current employees of CCI, including operations management personnel, on the same terms and conditions as such employees were employed pre-merger, up to a term of one (1) year, specifically including Judy Kline,
David Bower and Thanh Bower.

                                       3

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) and (b) Financial Statements of Business Acquired and Pro Forma Financial
Information.

It is impracticable to provide the required financial statements for the acquired business described in Items 1.01 and 2.01 at this time. The Registrant will file the required financial statements as they are available, which is anticipated to be not later than 71 calendar days after the required filing date of this Form 8-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              COMPETITIVE COMPANIES, INC.

                              By: /S/ Russell Preston
                                  Russell Preston, Chief Executive Officer

Dated: May 9, 2005

                                  EXHIBIT INDEX

  Exhibit
  Number         Exhibit

   10.1